                                                                     Rule 497(e)
                                                               File No. 33-66712

                               LINDNER INVESTMENTS

SUPPLEMENT, dated March 11, 2002, to Prospectus, dated August 31, 2001:

1. THE DESCRIPTION IN THE PROSPECTUS UNDER THE CAPTION "MANAGEMENT OF THE TRUST--INVESTMENT ADVISER" IS AMENDED TO READ IN ITS ENTIRETY AS FOLLOWS:

INVESTMENT ADVISER

Lindner Asset Management, Inc. ("Lindner Management" or the "Adviser") serves as investment adviser for each of the Funds. Lindner Management also performs certain administrative services for Funds. The Adviser's business address is 520 Lake Cook Road, Suite 381, Deerfield, Illinois 60015. The Adviser is registered as an investment adviser with the Securities and Exchange Commission. As of September 30, 2001, the Adviser managed approximately $500 million of assets, all of which were assets of the Lindner Funds.

MANAGER-OF-MANAGERS STYLE. Lindner Management acts as a "manager-of-managers." The Securities and Exchange Commission has entered an exemptive order (the "SEC Order") that generally allows the Adviser to enter into and amend agreements with unaffiliated investment subadvisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Trustees (including a majority of the "disinterested" Trustees) of the Trust must approve any new or amended agreements with subadvisers. Shareholders of a Fund will continue to have the right to terminate an agreement with a subadviser at any time, without penalty, by a vote of the majority of outstanding shares of a Fund. The Adviser, on behalf of each Fund, will notify shareholders of any new subadviser or of any material amendments to the agreement with a subadviser pursuant to the SEC Order. Lindner Management remains responsible for the performance of all of the Lindner Funds, oversees subadvisers to ensure compliance with the Fund's investment policies and guidelines, and monitors each subadviser's adherence to its investment style and performance results in order to recommend any changes in subadvisers to the Trust's Board of Trustees.

2. THE DESCRIPTION IN THE PROSPECTUS UNDER THE CAPTION "MANAGEMENT OF THE TRUST--SUB-ADVISERS" IS AMENDED TO READ IN ITS ENTIRETY AS FOLLOWS:

SUB-ADVISERS

LARGE-CAP GROWTH FUND AND SMALL-CAP GROWTH FUND

CastleArk Management, LLC ("CastleArk") serves as subadviser for the Large-Cap Growth Fund and the Small-Cap Growth Fund. CastleArk is an independent investment management company founded in 1999 that is a registered investment adviser. Its principal office is at 101 North Wacker Drive, Chicago, Illinois 60606. The primary business of CastleArk is the management of small to large-cap equity portfolios and investment grade bond portfolios for institutions and individuals and at September 30, 2001, it had in excess of $1.16 billion of assets under management.

CastleArk has appointed Jerome A. Castellini, Edward A. Clark and Robert S. Takazawa as portfolio managers for the Large-Cap Growth Fund.

         JEROME A. CASTELLINI received a BA degree in Economics from the University of Notre Dame and an MBA from the University of Chicago. From June 1989 until January 1999, Mr. Castellini was a director and a portfolio manager of mutual funds for the investment management firm of Loomis, Sayles & Co., L.P., with principal responsibilities for the management of that firm's large-cap and mid-cap growth products.

         EDWARD A. CLARK earned a BA degree in Economics from Northwestern University and an MBA in Finance from DePaul University. From May 1990 until January 1999, Mr. Clark was a portfolio manager of mutual funds for the investment management firm of Loomis, Sayles & Co., L.P., with principal responsibilities for the management of its investment grade bond products.

         ROBERT S. TAKAZAWA, JR., earned a BBA in Finance from the University of Notre Dame and an MBA in Finance from Northwestern University. Since August 1999, Mr. Takazawa has been employed as a Vice President of CastleArk Management, LLC. From June 1994 until July 1999, Mr. Takazawa was employed as a Vice President of Loomis, Sayles & Co., L.P., and from June 1974 until May 1994, he was employed as a Senior Vice President of Kemper Financial Services, Inc., where he was responsible for its institutional equity products. Mr. Takazawa is a Chartered Financial Analyst.

CastleArk has appointed Roger H. Stamper and Stephen J. Wisneski as portfolio managers for the Small-Cap Growth Fund.

         ROGER H. STAMPER earned a BS in Mathematics and an MBA in Finance from Western Michigan University. Since November 1999 he has been employed by CastleArk Management, LLC, as a Vice President. From May 1998 until October 1999, Mr. Stamper was the President of Spyglass Asset Management, in Portage, Michigan, a registered investment adviser. Prior to May 1998, Mr. Stamper was a Managing Director of First of America Investment Corporation, in Kalamazoo, Michigan, the investment adviser for the Parkstone Funds, a family of mutual funds Mr. Stamper is a Chartered Financial Analyst.

         STEPHEN J. WISNESKI earned a BS in Civil Engineering from Michigan State University and an MBA in Finance from the University of Houston. Since November 1999 he has been employed by CastleArk Management, LLC, as a Vice President. From June 1988 until October 1999, Mr. Wisneski was the Chief Operating Officer of Spyglass Asset

         Management, in Portage, Michigan, a registered investment adviser. Prior to May 1998, Mr. Wisneski was a Vice President and Senior Portfolio Manager with First of America Investment Corporation. Mr. Wisneski is a Chartered Financial Analyst.

GROWTH AND INCOME FUND

Argent Capital Management LLC ("Argent") serves as subadviser for the Growth and Income Fund. Argent is an independent investment management company founded in 1998 that is a registered investment adviser. Its principal office is located at 700 Corporate Park Drive, Clayton, Missouri 63105. The primary business of Argent is the management of equity portfolios and investment grade bond portfolios for institutions and individuals and at September 30, 2001, it had in excess of $300 million of assets under management. Argent has appointed John F. Meara, Steven L. Finerty and Gary J. Orf as portfolio managers for the Growth and Income Fund.

         JOHN F. MEARA received a BSBA degree in finance and real estate from the University of Missouri. Mr. Meara is the President of Argent, a position he has held since 1998. Prior to that date he served from 1997 to 1998 as a portfolio manager for Commerce Bank, St. Louis, Missouri, and from 1995 to 1997 he was an investment analyst for American Express Financial Advisors. Mr. Meara is a Chartered Financial Analyst.

         STEVEN L. FINERTY received a BS degree from Drake University and a JD degree from the University of Missouri. Mr. Finerty is the Chairman of Argent and is also employed as a senior equity advisor for Moneta Group Investment Advisors, Inc., a registered investment adviser based in St. Louis, Missouri. Mr. Finerty has been associated with the Moneta Group since 1986.

         GARY J. ORF received a BSBA degree in finance and an MBA degree from the University of Missouri. Mr. Orf has been employed since 1999 as Managing Director of Investments at Argent, where he primarily serves high net worth individuals. Prior to joining Argent, Mr. Orf was an equity analyst and portfolio manager for Firstar Bank, N.A., in St. Louis. Mr. Orf is a Chartered Financial Analyst.

MARKET NEUTRAL FUND

Standish Mellon Asset Management LLC ("Standish Mellon") serves as subadviser for the Market Neutral Fund. Standish Mellon is a registered investment adviser that is a wholly-owned subsidiary of Mellon Financial Corporation, a financial services company headquartered in Pittsburgh, Pennsylvania. Standish Mellon was founded in 1933. Its principal offices are located at One Financial Center, Boston, Massachusetts 02111-2662. The primary business of Standish Mellon is the management of investment portfolios for institutions and individuals, and at September 30, 2001, it had in excess of $40 billion of assets under management. Standish Mellon has appointed Steven Gold and David Cameron as co-managers of the Market Neutral Fund:

         STEVEN GOLD earned a BA degree from Case Western Reserve University and an MBA degree from Temple University. He joined Standish Mellon in 1994, and was previously employed for more than 14 years by Aetna Life and Casualty Insurance Company. Mr. Gold has broad investment experience as an analyst and portfolio manager that covers a range of industries. Mr. Gold is a Chartered Financial Analyst.

         DAVID CAMERON earned a BA degree from St. Lawrence University. He is the lead portfolio manager for the large-cap value strategy of Standish Mellon. Mr. Cameron joined Standish Mellon in 1987, and prior to that time he was employed by BayBank Investment Management for more than six years. Mr. Cameron is a Chartered Financial Analyst.

COMMUNICATIONS FUND

Effective on March 8, 2002, Gabelli Asset Management Company ("GAMCO") began serving as subadviser for the Communications Fund, following approval of this subadviser by the Board of Trustees of Lindner Investments (including approval by unanimous vote of the disinterested Trustees) on March 6, 2002. GAMCO is a registered investment adviser that is a wholly-owned subsidiary of Gabelli Asset Management, Inc., a financial services company headquartered in Rye, New York. GAMCO was founded in 1977. Its principal offices are located at One Corporate Center, Rye, New York 10580. The primary business of GAMCO is the management of investment portfolios for institutions, mutual funds and individuals, and at December 31, 2001, it had in excess of $11 billion of assets under management. The Communications Fund will be managed by an investment team that includes Mario J. Gabelli and Ivan Arteaga.

         MARIO J. GABELLI earned a BS in accounting from Fordham University and an MBA in international banking and finance from the Columbia University Graduate School of Business. Mr. Gabelli is the Chief Executive Officer and Chief Investment Officer of GAMCO and has served in that capacity for GAMCO and its predecessor since its inception in 1978. Mr. Gabelli also serves on the Board of Governors of the American Stock Exchange and on the Boards of Trustees for two educational institutions and a charitable foundation. Mr. Gabelli is a Chartered Financial Analyst.

         IVAN ARTEAGA earned a BS Accounting degree from Boston College and an MBA degree from Columbia University Business School. He joined GAMCO in 1992, and was previously employed for more than two years by KPMG. Mr. Arteaga has broad investment experience as an analyst and portfolio manager and he covers a wide range of industries. Mr. Arteaga is a Chartered Financial Analyst.

GOVERNMENT MONEY MARKET FUND

U.S. Bancorp Asset Management, Inc. ("USBAM") (formerly knows as U.S. Bancorp Piper Jaffray Asset Management, Inc.) serves as subadviser for the Government Money Market Fund. USBAM is a Delaware corporation that is wholly-owned by U.S. Bank, N.A., which in turn is wholly-owned by U.S. Bancorp. U.S. Bancorp is a regional, multi-state bank holding company headquartered in Minneapolis, Minnesota. U.S. Bancorp operates seven banks and 11 trust companies with banking offices in 28 states. U.S. Bancorp also has various other subsidiaries engaged in financial services. The offices of USBAM are located at 601 Second Avenue South, Minneapolis, Minnesota 55402. USBAM provides investment management services to mutual funds, individuals and institutions, including corporations, foundations, pensions and retirement plans. As of May 1, 2001, USJAM and its affiliates served as investment adviser or subadviser to over 60 separate investment portfolios and institutional and trust managed accounts that had total assets in excess of $116 billion.

3. THE FIFTH SENTENCE IN THE DESCRIPTION OF THE LINDNER GROWTH AND INCOME FUND'S PRINCIPAL INVESTMENTS AND STRATEGIES ON PAGE 4 OF THE PROSPECTUS IS AMENDED TO READ AS FOLLOWS:

          "The Fund may also invest at least 15% of its total assets in securities selected for their ability to produce income, including dividend paying stocks, corporate bonds and convertible securities, U.S. government and agency securities and securities issued by REITs."

4. THE TELEPHONE NUMBER FOR LINDNER INVESTMENTS SHOWN ON THE BACK COVER PAGE OF THE PROSPECTUS IS incorrect. The correct telephone number is (800) 995-7777.

5. THE FIRST PARAGRAPH UNDER THE CAPTION "PRICING OF SHARES FOR PURCHASE OR REDEMPTION" ON PAGE 30 OF THE PROSPECTUS IS AMENDED TO READ AS FOLLOWS:


          "When you buy or redeem shares, the price of each share is its "net asset value", or "NAV." Each Fund other than the Government Money Market Fund determines the NAV of its shares at the close of trading (usually 4:00 p.m., Eastern Time) on each day on which at least one of the following markets is open: the New York Stock Exchange, the American Stock Exchange, or the Nasdaq Stock Market. These markets are closed on most national holidays and on Good Friday. NAV for these Funds is calculated by adding the value of the Fund's securities, cash and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding. For the Government Money Market Fund, the value of its shares will be determined at the close of trading on each day that either the New York Stock Exchange or the Federal Reserve Bank of New York is open for business."

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE